Exhibit 99.3

Every Second Counts!™ KPL-716 Ph1b Part 4 Repeated-Single-Dose Interim Results

Interim KPL-716 Part 4 Repeated-Single-Dose Summary Enrolled 43 subjects with moderate-to-severe atopic dermatitis experiencing moderate-to-severe pruritus Randomized 1:1 between weekly subcutaneous (SC) injections of either placebo or 360mg of KPL-716 for 12 weeks Interim data includes all subjects through the 12-week treatment period Primary endpoint: safety and tolerability of KPL-716 Exploratory endpoints: Worst-Itch Numerical Rating Score (WI-NRS) as recorded in a daily e-diary Measures of atopic dermatitis disease severity Topline Observations: KPL-716 showed rapid and sustained reductions in pruritus versus placebo for the duration of the treatment period The mean change from baseline in weekly-average WI-NRS at Week 1 was -28.1% in KPL-716 recipients compared to -6.8% in placebo recipients The mean change from baseline in weekly-average WI-NRS at Week 12 was -55.0% in KPL-716 recipients compared to -30.9% in placebo recipients 52.6% of KPL-716 recipients demonstrated a   4-point reduction in weekly-average WI-NRS at Week 12 compared to 26.3% of placebo recipients There were no meaningful benefits of repeated-single-doses of KPL-716 on other efficacy endpoints specific to atopic dermatitis, including Eczema Area and Severity Index (EASI) and Scoring Atopic Dermatitis (SCORAD) There were no serious adverse events. However, there were more atopic dermatitis flares in KPL-716 recipients compared to placebo recipients (47.6% for the KPL-716 arm vs. 4.5% for the placebo arm) through the 12-week treatment period. KPL-716 was otherwise well-tolerated 2

KPL-716 placebo-controlled repeated-single-dose Phase 1b study design in patients with moderate-tosevere atopic dermatitis KPL-716 360 mg or placebo (1:1) via SC injection once weekly for 12 weeks Key Inclusion Criteria: IGA of 3 or 4 BSA   10% EASI   12 WI-NRS  7 at SV1 WI-NRS  5 at d0 TCS as Rescue for Flare Only Wash off TCS Twice Daily Emollient Use Recorded Daily in E-Diary Pruritus WI-NRS Score Recorded Daily in E-Diary 1 - 40 Days 7 Days IGA, EASI, SCORAD to be Performed at Specified Study Visits SV1 SV2 D0 D77 D147 3 SV1: Screening Visit 1; SV2: Screening Visit 2; D0: Day 0; SC: Subcutaneous; TCS: Topical corticosteroid

Baseline Subject & Disease Characteristics 4 Mean Median 0 10 20 30 25.3 27.0 23.9 24.5 Disease Duration at Baseline Years % Yes 0 20 40 60 80 100 52.4 31.8 % of Subjects Subjects with Prior TCS Use % Yes 0 20 40 60 80 100 61.9 77.3 % of Subjects Subjects with History of Allergy Baseline Subject Characteristics Baseline Disease Characteristics Mean Median 0 2 4 6 8 10 8.0 8.0 8.4 8.4 WI-NRS at Baseline WI-NRS Score PBO ( All Subjects) KPL-716 (All Subjects) Mean Median 0 10 20 30 40 29.8 25.3 25.8 20.7 EASI Score EASI Scores at Baseline Mean Median 0 20 40 60 46.9 35.0 44.1 38.0 Body Surface Area Affected At Baseline Mean BSA (%) ULN: Upper Limit of Normal; PBO: Placebo; TCS: Topical corticosteroid 1353.0 425.5 1782.0 294.3 Mean Median 0 500 1000 1500 2000 IgE At Baseline IU/ml 61.9 38.1 90.9 9.1 % IGA 3 % IGA 4 0 20 40 60 80 100 IGA Scores at Baseline IGA Breakdown (%) 63.6 66.7 IgE > 158 IU/ml 0 20 40 60 80 Subjects with IgE > ULN % of Subjects

Overview of treatment-emergent adverse events (TEAE) through 12-week treatment period Placebo (N=22) KPL-716 (N=21) Any TEAE 12 (54.5%) 18 (85.7%) Any Drug-Related TEAE 4 (18.2%) 8 (38.1%) Any Moderate or Severe TEAE 6 (27.3%) 11 (52.4%) Any Drug-Related Moderate or Severe TEAE 0 2 (9.5%) Any Treatment-Emergent Serious AE 0 0 Any Drug-Related Serious TEAE 0 0 Any Atopic Dermatitis Flare-Related TEAE 1 (4.5%) 10 (47.6%) Any Injection Site Reaction 2 (9.1%) 3 (14.3%) Any TEAE Led to Dose Interruptions 1 (4.5%) 2 (9.5%) Any TEAE Led to Study Drug Discontinuation 0 2 (9.5%) Any TEAE Led to Death 0 0 Placebo (N=22) KPL-716 (N=21) Subjects with At Least 1 Drug-related Moderate or Severe TEAE 0 2 (9.5%) Infections and infestations 0 1 (4.8%) Eczema impetiginous 0 1 (4.8%) Psychiatric disorders 0 1 (4.8%) Depression 0 1 (4.8%) Skin and subcutaneous tissue disorders 0 1 (4.8%) Dermatitis atopic 0 1 (4.8%) TEAE Overview Moderate / Severe Drug-Related TEAE 5

Percent Change in Weekly Average WI-NRS from Baseline As Observed Percent Change in Weekly Average WI-NRS from Baseline As Observed KPL-716 showed rapid and sustained reduction in pruritus versus placebo despite more flares in the active treatment arm RSC: PLB - Rescue TCS used in placebo arm RSC: KPL – Rescue TCS used in KPL-716 arm 6 Note: Based on full interim data set as of 1st database lock Note: Placebo TCS rescue curve is n=1 Note: y-axis is different from chart on the left

A larger percentage of subjects in the KPL-716 arm achieved a  4 point change in weekly average WINRS versus Placebo 7 1 2 3 4 5 6 7 8 9 10 11 12 0% 10% 20% 30% 40% 50% 60% 70% Study Week Cumulative % of Subjects % of KPL-716 Treated Subjects Achieving a  4 WI-NRS Response (As Observed Analysis) 4  5 5  6 6  7 7  8 8  9 9  10 * ** ** ** ** * * 1 2 3 4 5 6 7 8 9 10 11 12 0% 10% 20% 30% 40% 50% 60% 70% Study Week Cumulative % of Subjects % of Placebo Treated Subjects Achieving a  4 WI-NRS Response As Observed Analysis

1353.0 425.5 1782.0 294.3 1777.0 112.2 1786.0 699.4 Mean Median 0 500 1000 1500 2000 At Baseline IU/ml 63.6 66.7 44.4 83.3 IgE > 158 IU/ml 0 20 40 60 80 100 with IgE > ULN % of Subjects Baseline Subject Characteristics & Retrospective Groupings Mean Median 0 10 20 30 40 31.3 32.5 17.3 4.0 25.3 27.0 23.9 24.5 Disease Duration at Baseline Years % Yes 0 20 40 60 80 100 75.0 44.4 61.9 77.3 % of Subjects Subjects with History of Allergy % Yes 0 20 40 60 80 100 75.0 22.2 52.4 31.8 % of Subjects Subjects with Prior TCS Use % Yes 0 20 40 60 80 100 91.7 66.7 81.8 81.0 Subjects with Atopy % of Subjects 8 Note: Based on full interim data set as of 1st database lock Disease Duration at Baseline Subjects with a History of Allergy Subjects with Prior History of TCS Use IgE Levels at Baseline Subjects with IgE > ULN Subjects withS uPbrijoerc tHsi wstoitrhy Aotfo TpCyS Use ULN: Upper Limit of Normal; PBO: Placebo; TCS: Topical corticosteroid

SV1 SV2 BL SV1 SV2 BL SV1 SV2 BL SV1 SV2 BL 0 5 10 15 20 25 30 35 40 45 30.5 31.4 35.5 21.7 22.9 22.3 26.8 27.8 29.8 23.1 25.2 25.3 EASI Score Mean EASI Scores Before Dosing Placebo (All Subjects) KPL-716 (All Subjects) KPL-716 (No Flare) KPL-716 (Flared) Disease Characteristics at Baseline & Retrospective Groupings SV1: Screening Visit 1; SV2: Screening Visit 2; BL: Baseline on Day 0 before first dose of KPL-716; TCS: Topical Corticosteroid; 9 PBO: Placebo Note: Based on full interim data set as of 1st database lock SV1 SV2 BL SV1 SV2 BL SV1 SV2 BL SV1 SV2 BL 0 5 10 15 20 25 30 35 40 45 28.0 32.2 38.1 19.6 22.0 22.8 23.5 24.9 25.8 18.8 20.0 20.7 EASI Score Median EASI Scores Before Dosing Placebo (All Subjects) KPL-716 (All Subjects) KPL-716 (No Rescue) KPL-716 (Required Rescue) SV1 SV2 BL SV1 SV2 BL SV1 SV2 BL SV1 SV2 BL 0 20 40 60 80 49.2 50.4 55.7 35.2 33.2 35.1 43.2 43.0 46.9 41.5 43.3 44.1 Mean Body Surface Area Before Dosing Mean BSA (%) Placebo (All Subjects) KPL-716 (All Subjects) KPL-716 (No Flare) KPL-716 (Flared) SV1 SV2 BL SV1 SV2 BL SV1 SV2 BL SV1 SV2 BL 0 20 40 60 80 44.1 52.6 62.1 26.5 29.0 27.0 39.0 34.0 36.0 34.5 35.0 38.0 Median Body Surface Area Before Dosing Median BSA % At Baseline 0 2 4 6 8 10 7.8 8.0 8.2 8.4 Mean WI-NRS WI-NRS Score PBO (All) 716 (All) 716 (Subjects Who Did NOT Require Rescue TCS) 716 (Subjects Who WERE Rescued with TCS) 8.2 8.0 8.2 7.9 At Baseline 0 2 4 6 8 10 Median WI-NRS WI-NRS Score

Every Second Counts!™